[LOGO] BLUE CHIP VALUE FUND










                               SEMI-ANNUAL REPORT

                                 TO STOCKHOLDERS










                                  JUNE 30, 2002

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
PORTFOLIO MANAGER COMMENTARY

Dear Fellow Stockholders:

     A convergence of factors created a very challenging market and continued to test investors' patience during the first half of 2002. While the economy showed signs of stabilizing, the pace of recovery remained in question. Despite double-digit losses for the major stock indices, it appears to us that pockets of irrational valuation persisted. Meanwhile, a media frenzy emerged, as management integrity, Wall Street credibility and corporate accounting practices came under intense scrutiny.

     While one is never satisfied with negative absolute returns, the Blue Chip Value Fund held its own during this most difficult six-month period ended June 30, 2002. The Fund's Net Asset Value (NAV) declined 9.45%, while its benchmark, the S&P 500 Index, fell 13.16%. Although we were able to navigate the seemingly endless stream of bad news, the Fund ended the period with a smaller premium to NAV than at the beginning of the year, resulting in a negative market performance of 16.78%.

     Over the past six months, our best performing sector on an absolute basis was again capital goods. Within that space, the Fund's aerospace and defense holdings, including Raytheon and General Dynamics, were up on the order of 30% due to the strength of increased defense and security spending in the wake of the September 11 attacks. While the near-term outlook for this group, in our opinion, remains positive, we have begun to add more industrial and cyclical positions in anticipation of the eventual strengthening of the economy. At the same time, we expect to gradually reduce our aerospace and defense exposure as valuations become less compelling.

     Another positive for the portfolio was our limited exposure to the beleaguered telecommunications sector. In addition, strong stock picking among the companies we owned in the sector resulted in an overall decline that was nearly half the amount of the decline for the group as a whole. This combination added significantly to our relative performance. We further reduced our weight in the group late in the period as recent bankruptcies signaled further financial trouble ahead. We believe that it may be some time before a more constructive investment environment becomes evident in terms of rational capacity and pricing.

     In contrast, economic, regulatory and credit concerns contributed to a disappointing showing in the utility group, particularly in the merchant energy segment. Although our research has identified this sector as one with considerable intrinsic value, we failed to correctly estimate the depth to which certain stocks could sink in the face of such pressures. We ultimately cut back our exposure and await a more favorable environment in which to invest.

     While the economy has shown surprising resilience, the scope and sustainability of the recovery remain unclear. Consumer spending, which has been bolstered by low interest rates and mortgage refinancings, reveals continued strength yet carries a relatively high debt burden. In our opinion, the recent weakness in the dollar, coupled with the eventual prospect of higher interest rates and the long-overdue resumption of corporate technology spending, bear close watching. In light of these and other issues, most notably the well-documented accounting and management scandals, the road ahead is anything but certain. Nevertheless, our focus is squarely on finding individual companies whose positive operational and earnings leverage and company-specific fundamentals (cash flow generation, operational efficiency, balance sheet strength) are not reflected in their current valuation. We remain optimistic that the economy will recover, and that positive market returns will resume. As long-term investors, we believe we are poised to capitalize on these opportunities.

Sincerely,

/s/ Mark M. Adelmann

Mark M. Adelmann, CFA, CPA
Portfolio Manager and
Vice President

                             SECTOR DIVERSIFICATION
                            IN COMPARISON TO S&P 500
                              AS OF JUNE 30, 2002*

                                                        Fund        S&P 500
                                                        -----       -------
     Basic Materials                                     3.1%         3.2%
     Capital Goods                                       8.6%         4.8%
     Commercial Services                                 4.7%         2.3%
     Communications                                      3.5%         5.8%
     Consumer Cyclical                                  14.7%        13.0%
     Consumer Staples                                    4.1%        10.1%
     Energy                                              9.0%         7.7%
     Financials                                         23.7%        22.7%
     Medical/Healthcare                                  7.7%        13.2%
     REITs                                               0.0%         0.3%
     Technology                                         10.4%        13.0%
     Transportation                                      3.0%         0.9%
     Utilities                                           3.3%         3.0%

* Sector diversification is subject to change and may not be representative of future investments.

                          AVERAGE ANNUAL TOTAL RETURNS
                              AS OF JUNE 30, 2002

     Fund Name                Return          1-Year     5-Year     10-Year
     ---------                ------          ------     ------     -------
     Blue Chip Value Fund     NAV            (14.94%)     4.06%      11.47%
     Blue Chip Value Fund     Market Price   (15.90%)     4.97%      11.19%
     S&P 500 Index                           (17.99%)     3.66%      11.43%

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

                    2ND QUARTER 2002 DISTRIBUTION INFORMATION

     Blue Chip Value Fund, Inc. has declared a quarterly distribution of $.15 per share with a Record Date of July 12, 2002, and a Payable Date of July 26, 2002.

     Of the total distribution, $.0095 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such undesignated distributions may constitute a non-taxable return of capital. The actual determination of the source of the undesignated distributions can be made only at year end. All shareholders will receive written notification regarding the components and tax treatment of all distributions for the 2002 calendar year in early 2003.

     If you have elected to receive your distribution in cash, the enclosed check is in payment of such distribution. If your distributions are automatically being reinvested, enclosed is your reinvestment confirmation. If you would like more information on joining our Dividend Reinvestment Plan or if you have any other questions, please call us at 1-800-624-4190.

BOARD ELECTS VICE PRESIDENT

     At the Board meeting May 7, 2002, Mark Adelmann, a Vice President and Research Analyst of Denver Investment Advisors LLC, was elected a Vice President of the Fund. He became portfolio manager of the Fund effective June 3, 2002.

     Mr. Adelmann has been a research analyst with the Value Strategies Group at Denver Investment Advisors LLC since 1995. Prior to joining Denver Investment Advisors LLC he worked with Deloitte & Touche for 15 years in auditing and financial reporting. His educational background includes a B.S. from Oral Roberts University.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

ASSETS
Investments at market value                                       $ 158,081,128
  (identified cost $163,854,146)
Dividends receivable                                                    148,003
Interest receivable                                                      13,338
Other assets                                                             20,990
                                                                  -------------
  TOTAL ASSETS                                                      158,263,459
                                                                  -------------

LIABILITIES
Advisory fee payable                                                     73,261
Administration fee payable                                                7,970
Accrued expenses and other liabilities                                   51,363
                                                                  -------------
  TOTAL LIABILITIES                                                     132,594
                                                                  -------------
NET ASSETS                                                        $ 158,130,865
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     264,135
Paid-in-capital                                                     170,968,163
Accumulated net realized loss                                        (3,201,033)
Undistributed net investment income                                     251,243
Undesignated distributions                                           (4,378,625)
Net unrealized depreciation on
investments                                                          (5,773,018)
                                                                  -------------
                                                                  $ 158,130,865
                                                                  =============
SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     26,413,536
                                                                  =============

Net asset value per share                                         $        5.99
                                                                  =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2002 (Unaudited)

INCOME
  Dividends                                        $    947,952
  Interest                                               86,391
                                                   ------------
    TOTAL INCOME                                                   $  1,034,343
                                                                   ------------

EXPENSES
  Investment advisory fee (Note 3)                      462,072
  Administrative services fee (Note 3)                   48,237
  Transfer agent fees                                    38,061
  Stockholder reporting                                  31,584
  Legal fees                                             30,641
  Directors' fees                                        34,471
  Insurance and fidelity bond                             5,180
  Audit and tax preparation fees                         11,570
  Custodian fees                                          4,728
  NYSE listing fees                                      17,891
  Other                                                   3,935
                                                   ------------
    TOTAL EXPENSES                                                      688,370
                                                                   ------------
    NET INVESTMENT INCOME                                               345,973
                                                                   ------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized loss on investments                                   (3,025,271)
  Change in net unrealized appreciation/
    depreciation of investments                                     (14,342,524)
                                                                   ------------
    NET LOSS ON INVESTMENTS                                         (17,367,795)
                                                                   ------------
    NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                    $(17,021,822)
                                                                   ============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 FOR THE SIX         FOR THE
                                                MONTHS ENDED        YEAR ENDED
                                                  JUNE 30,         DECEMBER 31,
                                                  2002 (1)            2001
                                               -------------      -------------
DECREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                        $     345,973      $     852,030
  Net realized gain/(loss) from
    securities investments                        (3,025,271)         8,769,357
  Change in net unrealized
    appreciation or depreciation
    of investments                               (14,342,524)       (13,542,885)
                                               -------------      -------------
                                                 (17,021,822)        (3,921,498)
                                               -------------      -------------

DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO STOCKHOLDERS FROM:
  Net investment income                              (94,730)          (857,755)
  Net realized gain on investments                         0         (7,529,781)
  Return of capital                                        0         (7,032,144)
  Undesignated (Note 1)                           (4,378,625)                 0
                                               -------------      -------------
                                                  (4,473,355)       (15,419,680)
                                               -------------      -------------

INCREASE IN NET ASSETS FROM
  COMMON STOCK TRANSACTIONS:
  Proceeds from the sale of
    5,262,771 and 3,522,591 shares
    respectively, net of offering
    expenses (Note 4)                             32,801,947         22,551,862
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (188,309 and
    197,107 shares issued,
    respectively)                                  1,306,383          1,444,420
                                               -------------      -------------
                                                  34,108,330         23,996,282
                                               -------------      -------------

NET INCREASE IN NET ASSETS                        12,613,153          4,655,104

NET ASSETS
  Beginning of period                            145,517,712        140,862,608
                                               -------------      -------------
  End of period (including $251,243
    and $0 of undistributed net
    investment income, respectively)           $ 158,130,865      $ 145,517,712
                                               =============      =============

See accompanying notes to financial statements.

(1)  Unaudited.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                 FOR THE SIX
                                                                 MONTHS ENDED
PER SHARE DATA                                                     JUNE 30,
(for a share outstanding throughout each period)                   2002 (1)
                                                                 -----------
Net asset value - beginning of period                            $      6.94
INVESTMENT OPERATIONS
Net investment income                                                   0.01
Net gain (loss) on investments                                         (0.62)
                                                                 -----------
Total from investment operations                                       (0.61)
                                                                 -----------
DISTRIBUTIONS
From net investment income                                             (0.00)(4)
From net realized gains on investments                                    --
Return of capital                                                         --
Undesignated                                                           (0.17)
                                                                 -----------
Total distributions                                                    (0.17)
                                                                 -----------
CAPITAL SHARE TRANSACTIONS
Dilutive effects of rights offerings                                   (0.16)
Offering costs charged to paid in capital                              (0.01)
                                                                 -----------
Total capital share transactions                                       (0.17)
                                                                 -----------
  Net asset value, end of period                                 $      5.99
                                                                 ===========

  Per share market value, end of period                          $      6.10
                                                                 ===========

Total investment return(2) based on:
  Market Value                                                         (16.8%)
  Net Asset Value                                                       (9.5%)
RATIOS/SUPPLEMENTAL DATA:
Ratios of expenses to average net assets                                0.88%*
Ratio of net investment income to average net assets                    0.44%*
Ratio of total distributions to average net assets                      2.82%
Portfolio turnover rate(3)                                             32.43%
Net assets - end of period (in thousands)                        $   158,131

See accompanying notes to financial statements.

*    Annualized.

(1)  Unaudited.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value

                         FOR THE YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------
   2001             2000             1999             1998             1997
-----------      -----------      -----------      -----------      -----------
$      8.17      $      9.09      $     10.25      $      9.76      $      8.94

       0.04             0.05             0.03             0.05             0.10
      (0.29)           (0.08)            0.49             1.62             2.56
-----------      -----------      -----------      -----------      -----------
      (0.25)           (0.03)            0.52             1.67             2.66
-----------      -----------      -----------      -----------      -----------

      (0.04)           (0.05)           (0.03)           (0.05)           (0.10)
      (0.36)           (0.84)           (1.65)           (1.08)           (1.47)
      (0.34)              --               --               --               --
         --               --               --               --               --
-----------      -----------      -----------      -----------      -----------
      (0.74)           (0.89)           (1.68)           (1.13)           (1.57)
-----------      -----------      -----------      -----------      -----------

      (0.23)              --               --            (0.04)           (0.26)
      (0.01)              --               --            (0.01)           (0.01)
-----------      -----------      -----------      -----------      -----------
      (0.24)              --               --            (0.05)           (0.27)
-----------      -----------      -----------      -----------      -----------
$      6.94      $      8.17      $      9.09      $     10.25      $      9.76
===========      ===========      ===========      ===========      ===========

$      7.56      $      7.55      $    8.6875      $      9.75      $   10.9375
===========      ===========      ===========      ===========      ===========

       14.1%            (3.2%)            6.7%             1.3%            40.5%
       (3.0%)            0.2%             6.2%            17.6%            31.2%

       0.91%            0.88%            0.85%            0.94%            0.94%
       0.56%            0.63%            0.32%            0.56%            1.01%
      10.21%           10.46%           16.86%           11.62%           16.48%
      73.30%          127.55%           54.24%           76.02%           55.15%
$   145,517      $   140,863      $   153,002      $   171,512      $   138,905

     from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2002 were $76,361,497 and $48,215,776, respectively.

(4)  Less than ($.005) Per share.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

                                                                      MARKET
                                          SHARES        COST           VALUE
                                          -------   ------------   ------------
COMMON STOCKS - 95.84%
BASIC MATERIALS - 3.07%

FORESTRY AND PAPER - 3.07%
Bowater Inc.                               89,100   $  4,239,317   $  4,844,367

TOTAL BASIC MATERIALS                                  4,239,317      4,844,367
-------------------------------------------------------------------------------

CAPITAL GOODS - 8.64%
AEROSPACE & DEFENSE - 5.91%
General Dynamics Corp.                     42,400      2,743,339      4,509,240
Raytheon Co.                              118,700      4,078,441      4,837,025
                                                    ------------   ------------
                                                       6,821,780      9,346,265

ELECTRICAL EQUIPMENT - 2.73%
Parker Hannifin Corp.                      90,400      4,327,184      4,320,216

TOTAL CAPITAL GOODS                                   11,148,964     13,666,481
-------------------------------------------------------------------------------

COMMERCIAL SERVICES - 4.66%
BUSINESS PRODUCTS & SERVICES - 4.66%
Accenture Ltd.*                           219,400      5,158,112      4,168,600
Interpublic Group of Companies Inc.       129,500      3,721,015      3,206,420
                                                    ------------   ------------
                                                       8,879,127      7,375,020

TOTAL COMMERCIAL SERVICES                              8,879,127      7,375,020
-------------------------------------------------------------------------------

COMMUNICATIONS - 3.53%
TELECOMMUNICATION SERVICE PROVIDERS - 3.53%
ALLTEL Corp.                               59,000      3,037,275      2,773,000
BellSouth Corp.                            89,100      3,482,581      2,806,650
                                                    ------------   ------------
                                                       6,519,856      5,579,650

TOTAL COMMUNICATIONS                                   6,519,856      5,579,650
-------------------------------------------------------------------------------

CONSUMER CYCLICAL - 14.72%
CLOTHING & ACCESSORIES - 2.31%
TJX Companies Inc.                        186,000      2,587,775      3,647,460

GENERAL MERCHANDISE - 2.01%
Target Corp.                               83,400      2,892,523      3,177,540

HOME BUILDERS & SUPPLIERS - 2.17%
Masco Corp.                               126,800      3,512,784      3,437,548

HOTELS & GAMING - 2.09%
Starwood Hotels & Resorts Inc.            100,400      3,289,068      3,302,156

                                                                      MARKET
                                          SHARES        COST           VALUE
                                          -------   ------------   ------------
PUBLISHING & MEDIA - 4.65%
Dow Jones & Company Inc.                   63,000   $  3,512,931   $  3,052,350
Viacom Inc. - Class B*                     97,000      4,722,904      4,303,890
                                                    ------------   ------------
                                                       8,235,835      7,356,240

RESTAURANTS - 1.49%
Yum! Brands Inc.*                          80,500      1,607,567      2,354,625

TOTAL CONSUMER CYCLICAL                               22,125,552     23,275,569
-------------------------------------------------------------------------------

CONSUMER STAPLES - 4.05%
GROCERY & CONVENIENCE - 1.87%
Safeway Inc.*                             101,300      4,529,552      2,956,947

TOBACCO - 2.18%
Phillip Morris Companies Inc.              79,100      3,216,023      3,455,088

TOTAL CONSUMER STAPLES                                 7,745,575      6,412,035
-------------------------------------------------------------------------------

ENERGY - 9.00%
EXPLORATION & PRODUCTION - 3.58%
Apache Corp.                               48,440      2,710,489      2,784,331
Ocean Energy Inc.                         132,800      2,591,044      2,877,776
                                                    ------------   ------------
                                                       5,301,533      5,662,107

INTEGRATED OILS - 5.42%
Conoco Inc.                               148,400      4,097,169      4,125,520
Royal Dutch Petroleum Co. - ADR            80,400      4,840,909      4,443,708
                                                    ------------   ------------
                                                       8,938,078      8,569,228

TOTAL ENERGY                                          14,239,611     14,231,335
-------------------------------------------------------------------------------

FINANCIALS - 23.74%
INSURANCE BROKERAGE - 2.29%
AON Corp.                                 122,800      4,132,832      3,620,144

INTEGRATED FINANCIAL SERVICES - 6.42%
Citigroup Inc.                            149,500      6,825,614      5,793,124
JP Morgan Chase & Co.                     128,500      5,169,648      4,358,720
                                                    ------------   ------------
                                                      11,995,262     10,151,844

LIFE & HEALTH INSURANCE - 4.09%
Nationwide Financial
  Services Inc. - Class A                  80,000      3,461,416      3,160,000
Principal Financial Group Inc.*           106,800      2,291,273      3,310,800
                                                    ------------   ------------
                                                       5,752,689      6,470,800

PROPERTY CASUALTY INSURANCE - 7.40%
ACE Ltd.                                   53,000      2,043,673      1,674,800
Allstate Corp.                             83,000      2,938,074      3,069,340
American International Group               54,100      3,516,984      3,691,243
Hartford Financial Services Group Inc.     54,900      3,361,845      3,264,903
                                                    ------------   ------------
                                                      11,860,576     11,700,286

                                                                      MARKET
                                          SHARES        COST           VALUE
                                          -------   ------------   ------------
SECURITIES & ASSET MANAGEMENT - 1.20%
Lehman Brothers Holdings Inc.              30,300   $  1,991,414   $  1,894,356

SPECIALTY FINANCE - 2.34%
Federal Home Loan Mortgage Corp.           60,500      3,543,955      3,702,600

TOTAL FINANCIALS                                      39,276,728     37,540,030
-------------------------------------------------------------------------------

MEDICAL/HEALTHCARE - 7.68%
HEALTHCARE SERVICES - 5.39%
Omnicare Inc.                             216,519      4,443,165      5,685,789
Tenet Healthcare Corp.*                    39,625      2,445,971      2,835,169
                                                    ------------   ------------
                                                       6,889,136      8,520,958

MEDICAL TECHNOLOGY - 1.04%
Millipore Corp.                            51,200      2,026,116      1,637,376

PHARMACEUTICALS - 1.25%
Bristol-Myers Squibb Co.                   77,180      3,269,859      1,983,526

TOTAL MEDICAL/HEALTHCARE                              12,185,111     12,141,860
-------------------------------------------------------------------------------

TECHNOLOGY - 10.41%
COMPUTER SOFTWARE - 2.54%
Microsoft Corp.*                           73,400      4,590,044      4,014,980

ELECTRONIC EQUIPMENT - 2.16%
American Power Conversion *               270,200      3,833,878      3,412,626

PCS AND SERVERS - 2.03%
International Business Machines Corp.      35,000      3,369,444      2,520,000
Sun Microsystems Inc.*                    138,800      1,276,222        695,388
-------------------------------------------------------------------------------
                                                       4,645,666      3,215,388

SEMICONDUCTORS - 1.23%
Intel Corp.                               105,900      3,641,587      1,934,793

TECHNOLOGY RESELLERS/DISTRIBUTORS - 2.45%
Avnet Inc.                                176,400      4,145,029      3,879,036

TOTAL TECHNOLOGY                                      20,856,204     16,456,823
-------------------------------------------------------------------------------

TRANSPORTATION - 3.00%
AIRLINES - 0.82%
Delta Air Lines Inc.                       64,600      1,886,682      1,292,000

RAILROADS - 2.18%
Union Pacific Corp.                        54,600      3,142,252      3,455,088

TOTAL TRANSPORTATION                                   5,028,934      4,747,088
-------------------------------------------------------------------------------

                                                                      MARKET
                                          SHARES        COST           VALUE
                                          -------   ------------   ------------
UTILITIES - 3.34%
ELECTRIC/GAS UTILITIES - 3.34%
FPL Group Inc.                             62,200   $  3,608,784   $  3,731,379
Reliant Energy Inc.                        91,600      1,468,932      1,548,040
                                                    ------------   ------------
                                                       5,077,716      5,279,419

TOTAL UTILITIES                                        5,077,716      5,279,419
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                  157,322,695    151,549,677
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 4.13%
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                        6,531,451      6,531,451

TOTAL SHORT-TERM INVESTMENTS                           6,531,451      6,531,451
-------------------------------------------------------------------------------

TOTAL INVESTMENTS                           99.97%  $163,854,146   $158,081,128
Other Assets in Excess of Liabilities        0.03%                       49,737
                                           ------                  ------------
NET ASSETS                                 100.00%                 $158,130,865
                                           ======                  ============

*    Denotes non-income producing security.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Each investment security is generally valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, at a value based on the average closing bid and asked price. When marked quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

INVESTMENT TRANSACTIONS - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

DISTRIBUTIONS TO STOCKHOLDERS - Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such undesignated distributions may constitute a non-taxable return of capital. The actual determination of the source of the undesignated distributions is made only at year end.

     The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United Stated of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

AS OF JUNE 30, 2002:
Gross appreciation (excess of value over tax cost)                $  10,626,410
Gross depreciation (excess of tax cost over value)                  (16,409,196)
                                                                  -------------
Net unrealized depreciation                                       $  (5,782,786)
                                                                  -------------
Cost of investments for income tax purposes                       $ 163,863,914
                                                                  =============

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

     Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administrators. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's
average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4. CAPITAL TRANSACTIONS

     In 2002, the Fund completed a rights offering to existing stockholders. The Fund issued one right to purchase an additional share of the Fund for each five shares owned as of February 19, 2002. The subscription period began February 22, 2002 and extended through March 21, 2002. The price of the shares issued was $6.26, which represented 95% of $6.5886, the average of the Volume Weighted Average Price on the New York Stock Exchange for March 22, 2002, the pricing day, and the four preceding trading days. The Fund's net asset value on March 22, 2002 was $7.06. There were 5,262,771 shares issued in the rights offering for proceeds, net of offering expenses, of $32,801,947.

5. ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of the Fund (the "Annual Meeting") was held on May 7, 2002 pursuant to notice given to all stockholders of record at the close of business on March 19, 2002. At the Annual Meeting, stockholders were asked to approve the following:

PROPOSAL 1.

     To elect two Class II directors, Lee W. Mather, Jr. and Richard C. Schulte, to serve until the Annual Meeting in the year 2005. The number of shares voting for the election of Mr. Mather was 18,836,388 and the number of shares withholding authority was 357,031. The number of shares voting for the election of Mr. Schulte was 18,808,036 and the number of shares withholding authority was 385,383.

     The name of each other director whose term of office continued after the Annual Meeting was Kenneth V. Penland, Roberta M. Wilson, Todger Anderson, Gary
P. McDaniel and Robert J. Greenebaum.

6. CHANGE OF INDEPENDENT AUDITORS

     On February 8, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the Fund's independent auditors. During the Fund's fiscal years ended December 31, 1999 and 1998, Ernst & Young's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     On February 8, 2000, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors to audit the Fund's financial statements for the fiscal year ended December 31, 2000. During the Fund's fiscal years ended December 31, 1999 and 1998, neither the Fund nor anyone on its behalf has consulted Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

7. SENIOR SECURITIES

     At the time of its organization and public offering in 1987, the Fund borrowed a total of $7,375,500 in the form of 8 1/2% Senior Installment Notes (the "Notes"). Pursuant to the Notes, the Fund made monthly payments of principal and interest, the last of which was paid in May 1993. The Fund has had no Senior Securities outstanding since May 1993. The following table sets forth the principal amount of the Notes outstanding at the end of each of the past ten years, together with the asset coverage for each $1,000 of indebtedness.

                                                           ASSET COVERAGE
                                TOTAL AMOUNT                PER $1,000 OF
     DECEMBER 31                 OUTSTANDING                INDEBTEDNESS
     -----------                 -----------                ------------
        2001                              0                        N/A
        2000                              0                        N/A
        1999                              0                        N/A
        1998                              0                        N/A
        1997                              0                        N/A
        1996                              0                        N/A
        1995                              0                        N/A
        1994                              0                        N/A
        1993                              0                        N/A
        1992                       $643,172                   $113,596

                               BOARD OF DIRECTORS

Kenneth V. Penland, CHAIRMAN
Todger Anderson, DIRECTOR
Robert J. Greenebaum, DIRECTOR
Lee W. Mather, Jr, DIRECTOR
Gary P. McDaniel, DIRECTOR
Richard C. Schulte, DIRECTOR
Roberta M. Wilson, DIRECTOR

                                    OFFICERS

Kenneth V. Penland, CHAIRMAN
Todger Anderson, PRESIDENT
Mark M. Adelmann, VICE PRESIDENT
W. Bruce McConnel, SECRETARY
Jasper R. Frontz, TREASURER

INVESTMENT ADVISER/CO-ADMINISTRATOR
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

STOCKHOLDER RELATIONS
Margaret R. Jurado
(800) 624-4190      (303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN
Bank of New York
One Wall Street
New York, NY 10286

CO-ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 3100
Denver, CO 80202

TRANSFER AGENT
DIVIDEND REINVESTMENT PLAN AGENT
(QUESTIONS REGARDING YOUR ACCOUNT)
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.melloninvestor.com

                                NYSE Symbol--BLU

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